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                                                                EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 12, 1999 in the Post-Effective Amendment No. 1 to Form S-1 Registration Statement (No. 333-67911) of the Company for the registration of 800,000 shares of its common stock.


Milwaukee, Wisconsin                               ERNST & YOUNG, LLP
April 6, 1999